                         SECURITIES AND EXCHANGE COMMISSION
                               450 Fifth Street, N.W.
                               Washington, D.C. 20549


                                      FORM 8-K

                                   CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): February 18, 2003


                            DISCOVER CARD MASTER TRUST I
               (Exact name of registrant as specified in its charter)



        Delaware                 0-23108             Not Applicable

        (State of                (Commission         (IRS Employer
        organization)            File Number)        Identification No.)


     c/o Discover Bank
     12 Read's Way
     New Castle, Delaware                                    19720
     (Address of principal executive offices)           (Zip Code)



     Registrant's telephone number, including area code: (302) 323-7434


                                        N/A

                   (Former address, if changed since last report)


                                   Page 1 of 221
                           Index to Exhibits is on page 9

Item 5. Other Events
(A) Series 1993-3:
On February 18, 2003 the Registrant made available the Monthly
Certificateholders' Statement for January 2003 with respect to Series 1993-3, which is attached as Exhibit 20(a) hereto.

(B) Series 1995-1:
On February 18, 2003 the Registrant made available the Monthly
Certificateholders' Statement for January 2003 with respect to Series 1995-1, which is attached as Exhibit 20(b) hereto.

(C) Series 1996-2:
On February 18, 2003 the Registrant made available the Monthly Certificateholders' Statement for January 2003 with respect to Series 1996-2, which is attached as Exhibit 20(c) hereto. February 18, 2003 is also the date on which holders of Class B Certificates received final payment of principal and interest (holders of the Class A Certificates received final payment of principal and interest on January 15,
2003).  Accordingly, Series 1996-2 terminated
after the final payment on February 18, 2003 and no further Monthly Certificateholders'
Statements will be forwarded to
Certificateholders of this Series.

(D) Series 1996-3:
On February 18, 2003 the Registrant made available the Monthly
Certificateholders' Statement for January 2003 with respect to Series 1996-3, which is attached as Exhibit 20(d) hereto.

(E) Series 1996-4:
On February 18, 2003 the Registrant made available the Monthly
Certificateholders' Statement for January 2003 with respect to Series 1996-4, which is attached as Exhibit 20(e) hereto.

(F) Series 1997-3:
On February 18, 2003 the Registrant made available the Monthly
Certificateholders' Statement for January 2003 with respect to Series 1997-3, which is attached as Exhibit 20(f) hereto.

(G) Series 1998-3:
On February 18, 2003 the Registrant made available the Monthly
Certificateholders' Statement for January 2003 with respect to Series 1998-3, which is attached as Exhibit 20(g) hereto.

(H) Series 1998-6:
On February 18, 2003 the Registrant made available the Monthly
Certificateholders' Statement for January 2003 with respect to Series 1998-6, which is attached as Exhibit 20(h) hereto.

(I) Series 1998-7:
On February 18, 2003 the Registrant made available the Monthly
Certificateholders' Statement for January 2003 with respect to Series 1998-7, which is attached as Exhibit 20(i) hereto.

(J) Series 1999-5:
On February 18, 2003 the Registrant made available the Monthly
Certificateholders' Statement for January 2003 with respect to Series 1999-5, which is attached as Exhibit 20(j) hereto.

(K) Series 1999-6:
On February 18, 2003 the Registrant made available the Monthly
Certificateholders' Statement for January 2003 with respect to Series 1999-6, which is attached as Exhibit 20(k) hereto.

(L) Series 2000-1:
On February 18, 2003 the Registrant made available the Monthly
Certificateholders' Statement for January 2003 with respect to Series 2000-1, which is attached as Exhibit 20(l) hereto.

(M) Series 2000-2:
On February 18, 2003 the Registrant made available the Monthly
Certificateholders' Statement for January 2003 with respect to Series 2000-2, which is attached as Exhibit 20(m) hereto.

(N) Series 2000-3:
On February 18, 2003 the Registrant made available the Monthly
Certificateholders' Statement for January 2003 with respect to Series 2000-3, which is attached as Exhibit 20(n) hereto.

(O) Series 2000-4:
On February 18, 2003 the Registrant made available the Monthly
Certificateholders' Statement for January 2003 with respect to Series 2000-4, which is attached as Exhibit 20(o) hereto.

(P) Series 2000-5:
On February 18, 2003 the Registrant made available the Monthly
Certificateholders' Statement for January 2003 with respect to Series 2000-5, which is attached as Exhibit 20(p) hereto.

(Q) Series 2000-6:
On February 18, 2003 the Registrant made available the Monthly
Certificateholders' Statement for January 2003 with respect to Series 2000-6, which is attached as Exhibit 20(q) hereto.

(R) Series 2000-7:
On February 18, 2003 the Registrant made available the Monthly
Certificateholders' Statement for January 2003 with respect to Series 2000-7, which is attached as Exhibit 20(r) hereto.

(S) Series 2000-8:
On February 18, 2003 the Registrant made available the Monthly
Certificateholders' Statement for January 2003 with respect to Series 2000-8, which is attached as Exhibit 20(s) hereto.

(T) Series 2000-9:
On February 18, 2003 the Registrant made available the Monthly
Certificateholders' Statement for January 2003 with respect to Series 2000-9, which is attached as Exhibit 20(t) hereto.

(U) Series 2000-A:
On February 18, 2003 the Registrant made available the Monthly
Certificateholders' Statement for January 2003 with respect to Series 2000-A, which is attached as Exhibit 20(u) hereto.

(V) Series 2001-1:
On February 18, 2003 the Registrant made available the Monthly
Certificateholders' Statement for January 2003 with respect to Series 2001-1, which is attached as Exhibit 20(v) hereto.

(W) Series 2001-2:
On February 18, 2003 the Registrant made available the Monthly
Certificateholders' Statement for January 2003 with respect to Series 2001-2, which is attached as Exhibit 20(w) hereto.

(X) Series 2001-3:
On February 18, 2003 the Registrant made available the Monthly
Certificateholders' Statement for January 2003 with respect to Series 2001-3, which is attached as Exhibit 20(x) hereto.

(Y) Series 2001-4:
On February 18, 2003 the Registrant made available the Monthly
Certificateholders' Statement for January 2003 with respect to Series 2001-4, which is attached as Exhibit 20(y) hereto.

(Z) Series 2001-5:
On February 18, 2003 the Registrant made available the Monthly
Certificateholders' Statement for January 2003 with respect to Series 2001-5, which is attached as Exhibit 20(z) hereto.

(AA)Series 2001-6:
On February 18, 2003 the Registrant made available the Monthly
Certificateholders' Statement for January 2003 with respect to Series 2001-6, which is attached as Exhibit 20(aa) hereto.

(AB)Series 2002-1:
On February 18, 2003 the Registrant made available the Monthly
Certificateholders' Statement for January 2003 with respect to Series 2002-1, which is attached as Exhibit 20(ab) hereto.

(AC)Series 2002-2:
On February 18, 2003 the Registrant made available the Monthly
Certificateholders' Statement for January 2003 with respect to Series 2002-2, which is attached as Exhibit 20(ac) hereto.

(AD)Series 2002-3:
On February 18, 2003 the Registrant made available the Monthly
Certificateholders' Statement for January 2003 with respect to Series 2002-3, which is attached as Exhibit 20(ad) hereto.

(AE)Series 2002-4:
On February 18, 2003 the Registrant made available the Monthly
Certificateholders' Statement for January 2003 with respect to Series 2002-4, which is attached as Exhibit 20(ae) hereto.

(AF)Series 2002-5:
On February 18, 2003 the Registrant made available the Monthly
Certificateholders' Statement for January 2003 with respect to Series 2002-5, which is attached as Exhibit 20(af) hereto.

(AG)Series 2003-1, Subseries 1:
On February 18, 2003 the Registrant made available the Monthly
Certificateholders' Statement for January 2003 with respect to Series 2003-1, Subseries 1, which is attached as Exhibit 20(ag) hereto.

(AH)Series 2003-1, Subseries 2:
On February 18, 2003 the Registrant made available the Monthly
Certificateholders' Statement for January 2003 with respect to Series 2003-1, Subseries 2, which is attached as Exhibit 20(ah) hereto.

(AI)Series 2003-1, Subseries 3:
On February 18, 2003 the Registrant made available the Monthly
Certificateholders' Statement for January 2003 with respect to Series 2003-1, Subseries 3, which is attached as Exhibit 20(ai) hereto.


Item 7. Financial Statements and Exhibits
(c) Exhibits


Exhibit No.    Description

20(a) Monthly Certificateholders' Statement, related to the month January 31, 2003, for Series 1993-3.

20(b) Monthly Certificateholders' Statement, related to the month January 31, 2003, for Series 1995-1.

20(c) Monthly Certificateholders' Statement, related to the month January 31, 2003, for Series 1996-2.

20(d) Monthly Certificateholders' Statement, related to the month January 31, 2003, for Series 1996-3.

20(e) Monthly Certificateholders' Statement, related to the month January 31, 2003, for Series 1996-4.

20(f) Monthly Certificateholders' Statement, related to the month January 31, 2003, for Series 1997-3.

20(g) Monthly Certificateholders' Statement, related to the month January 31, 2003, for Series 1998-3.

20(h) Monthly Certificateholders' Statement, related to the month January 31, 2003, for Series 1998-6.

20(i) Monthly Certificateholders' Statement, related to the month January 31, 2003, for Series 1998-7.

20(j) Monthly Certificateholders' Statement, related to the month January 31, 2003, for Series 1999-5.

20(k) Monthly Certificateholders' Statement, related to the month January 31, 2003, for Series 1999-6.

20(l) Monthly Certificateholders' Statement, related to the month January 31, 2003, for Series 2000-1.

20(m) Monthly Certificateholders' Statement, related to the month January 31, 2003, for Series 2000-2.

20(n) Monthly Certificateholders' Statement, related to the month January 31, 2003, for Series 2000-3.

20(o) Monthly Certificateholders' Statement, related to the month January 31, 2003, for Series 2000-4.

20(p) Monthly Certificateholders' Statement, related to the month January 31, 2003, for Series 2000-5.

20(q) Monthly Certificateholders' Statement, related to the month January 31, 2003, for Series 2000-6.

20(r) Monthly Certificateholders' Statement, related to the month January 31, 2003, for Series 2000-7.

20(s) Monthly Certificateholders' Statement, related to the month January 31, 2003, for Series 2000-8.

20(t) Monthly Certificateholders' Statement, related to the month January 31, 2003, for Series 2000-9.

20(u) Monthly Certificateholders' Statement, related to the month January 31, 2003, for Series 2000-A.

20(v) Monthly Certificateholders' Statement, related to the month January 31, 2003, for Series 2001-1.

20(w) Monthly Certificateholders' Statement, related to the month January 31, 2003, for Series 2001-2.

20(x) Monthly Certificateholders' Statement, related to the month January 31, 2003, for Series 2001-3.

20(y) Monthly Certificateholders' Statement, related to the month January 31, 2003, for Series 2001-4.

20(z) Monthly Certificateholders' Statement, related to the month January 31, 2003, for Series 2001-5.

20(aa) Monthly Certificateholders' Statement, related to the month January 31, 2003, for Series 2001-6.

20(ab) Monthly Certificateholders' Statement, related to the month January 31, 2003, for Series 2002-1.

20(ac) Monthly Certificateholders' Statement, related to the month January 31, 2003, for Series 2002-2.

20(ad) Monthly Certificateholders' Statement, related to the month January 31, 2003, for Series 2002-3.

20(ae) Monthly Certificateholders' Statement, related to the month January 31, 2003, for Series 2002-4.

20(af) Monthly Certificateholders' Statement, related to the month January 31, 2003, for Series 2002-5.

20(ag) Monthly Certificateholders' Statement, related to the month January 31, 2003, for Series 2003-1, Subseries 1.

20(ah) Monthly Certificateholders' Statement, related to the month January 31, 2003, for Series 2003-1, Subseries 2.

20(ai) Monthly Certificateholders' Statement, related to the month January 31, 2003, for Series 2003-1, Subseries 3.



                                  SIGNATURES


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          DISCOVER CARD MASTER TRUST I
                                 (Registrant)


                    By: DISCOVER BANK (formerly Greenwood Trust Company) as originator of the Trust


                    By:   /s/ Michael F. Rickert

                          ___________________________________
                          Michael F. Rickert
                          Vice President, Chief Accounting Officer, and Treasurer

     Date: February 18, 2003

                           EXHIBIT INDEX

Exhibit No.    Description

20(a) Monthly Certificateholders' Statement, related to the month ending January 31, 2003, for Series 1993-3.

20(b) Monthly Certificateholders' Statement, related to the month ending January 31, 2003, for Series 1995-1.

20(c) Monthly Certificateholders' Statement, related to the month ending January 31, 2003, for Series 1996-2.

20(d) Monthly Certificateholders' Statement, related to the month ending January 31, 2003, for Series 1996-3.

20(e) Monthly Certificateholders' Statement, related to the month ending January 31, 2003, for Series 1996-4.

20(f) Monthly Certificateholders' Statement, related to the month ending January 31, 2003, for Series 1997-3.

20(g) Monthly Certificateholders' Statement, related to the month ending January 31, 2003, for Series 1998-3.

20(h) Monthly Certificateholders' Statement, related to the month ending January 31, 2003, for Series 1998-6.

20(i) Monthly Certificateholders' Statement, related to the month ending January 31, 2003, for Series 1998-7.

20(j) Monthly Certificateholders' Statement, related to the month ending January 31, 2003, for Series 1999-5.

20(k) Monthly Certificateholders' Statement, related to the month ending January 31, 2003, for Series 1999-6.

20(l) Monthly Certificateholders' Statement, related to the month ending January 31, 2003, for Series 2000-1.

20(m) Monthly Certificateholders' Statement, related to the month ending January 31, 2003, for Series 2000-2.

20(n) Monthly Certificateholders' Statement, related to the month ending January 31, 2003, for Series 2000-3.

20(o) Monthly Certificateholders' Statement, related to the month ending January 31, 2003, for Series 2000-4.

20(p) Monthly Certificateholders' Statement, related to the month ending January 31, 2003, for Series 2000-5.

20(q) Monthly Certificateholders' Statement, related to the month ending January 31, 2003, for Series 2000-6.

20(r) Monthly Certificateholders' Statement, related to the month ending January 31, 2003, for Series 2000-7.

20(s) Monthly Certificateholders' Statement, related to the month ending January 31, 2003, for Series 2000-8.

20(t) Monthly Certificateholders' Statement, related to the month ending January 31, 2003, for Series 2000-9.

20(u) Monthly Certificateholders' Statement, related to the month ending January 31, 2003, for Series 2000-A.

20(v) Monthly Certificateholders' Statement, related to the month ending January 31, 2003, for Series 2001-1.

20(w) Monthly Certificateholders' Statement, related to the month ending January 31, 2003, for Series 2001-2.

20(x) Monthly Certificateholders' Statement, related to the month ending January 31, 2003, for Series 2001-3.

20(y) Monthly Certificateholders' Statement, related to the month ending January 31, 2003, for Series 2001-4.

20(z) Monthly Certificateholders' Statement, related to the month ending January 31, 2003, for Series 2001-5.

20(aa) Monthly Certificateholders' Statement, related to the month ending January 31, 2003, for Series 2001-6.

20(ab) Monthly Certificateholders' Statement, related to the month ending January 31, 2003, for Series 2002-1.

20(ac) Monthly Certificateholders' Statement, related to the month ending January 31, 2003, for Series 2002-2.

20(ad) Monthly Certificateholders' Statement, related to the month ending January 31, 2003, for Series 2002-3.

20(ae) Monthly Certificateholders' Statement, related to the month ending January 31, 2003, for Series 2002-4.

20(af) Monthly Certificateholders' Statement, related to the month ending January 31, 2003, for Series 2002-5.

20(ag) Monthly Certificateholders' Statement, related to the month ending January 31, 2003, for Series 2003-1,
               Subseries 1.

20(ah) Monthly Certificateholders' Statement, related to the month ending January 31, 2003, for Series 2003-1,
               Subseries 2.

20(ai) Monthly Certificateholders' Statement, related to the month ending January 31, 2003, for Series 2003-1,
               Subseries 3.